UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 21, 2006

______________

QUIPP, INC.

(Exact name of registrant as specified in its charter)

______________

Florida	0-14870	59-2306191
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4800 NW 157th Street, Miami, Florida 33014

(Address of Principal Executive Office) (Zip Code)

(305) 623-8700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement

Bonus Payments

On February 21, 2006, the Corporate Governance and Compensation Committee of the Board of Directors of Quipp, Inc. approved bonus payments in respect of 2005 under Quipp’s Management Incentive Compensation Plan.

The bonus paid to each of Quipp’s most highly compensated officers who participated in the plan was as follows:

Name and Principal Position	2005 Bonus

Michael S. Kady, President and Chief Executive Officer	$25,000

John F. Connors III, Vice President of Operations	$15,000	*

Christer A. Sjogren, Executive Vice President, Quipp Systems, Inc.	$4,700

David Switalski, Vice President of Operations, Quipp Systems, Inc.	$5,000

———————

*

Mr. Connors’ bonus was determined in accordance with the terms of his Employment Agreement, which was executed in connection with Quipp’s acquisition of Newstec, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

QUIPP, INC. (Registrant)

By:	/s/ MICHAEL S. KADY
Michael S. Kady President and Chief Executive Officer

Date:  February 27, 2006

3